UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 333-63579

Name of Registrant: VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

Vanguard(R)  Massachusetts Tax-Exempt Fund
November 30, 2003

{GRAPHIC}

ANNUAL REPORT
THE VANGUARD GROUP (R) [LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1 LETTER FROM THE CHAIRMAN
6 REPORT FROM THE ADVISOR
9 FUND PROFILE
10 GLOSSARY OF INVESTMENT TERMS
11 PERFORMANCE SUMMARY
12 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
26 ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

- Vanguard Massachusetts Tax-Exempt Fund outperformed its peer-group average in fiscal year 2003.
- Interest rates in the taxable and municipal bond markets moved in different directions during the period.
- The Massachusetts Tax-Exempt Fund achieved superior results with the same emphasis on prudence, quality, and low costs that has contributed to its long-term success.
--------------------------------------------------------------------------------



Want less clutter in your mailbox? Just register with VANGUARD.COM and opt to get fund reports online.

================================================================================
LETTER FROM THE CHAIRMAN
================================================================================
Dear Shareholder,

During the 12 months ended November 30, 2003, Vanguard Massachusetts Tax-Exempt Fund met its investment objective while negotiating the volatile interest rate environment more successfully than its average peer mutual fund.

[PICTURES OF JOHN J. BRENNAN]

------------------------------------------------------------
2003 TOTAL RETURNS                         FISCAL YEAR ENDED
                                                 NOVEMBER 30
------------------------------------------------------------
Vanguard Massachusetts Tax-Exempt Fund                  6.7%
Lehman 10 Year Municipal Bond Index                     6.9
Average Massachusetts Municipal Debt Fund*              6.2
Lehman Municipal Bond Index                             6.7
------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The fund generated a relatively high level of income exempt from federal and Massachusetts income taxes, returning 0.5 percentage point more than the average result for its peer group. Its total return (reinvested income dividends plus capital change) was in line with those of two unmanaged indexes of the municipal bond market.

At the end of November 2003, the yield of the Tax-Exempt Fund was 3.54%, down from 4.13% at the end of November 2002. For Massachusetts residents in the highest federal income tax bracket, the fund's current yield was equivalent to a fully taxable yield of 5.75% (accounting for state and federal taxes, but not for local taxes or exposure to the alternative minimum tax).

Details of the per-share components of your fund's total return--starting and ending net asset values, plus distributions--appear on page 5.

TAXABLE BONDS AND MUNICIPALS WENT THEIR SEPARATE WAYS

During the past fiscal year, the yields of most U.S. Treasury securities rose, even as the yields of their tax-exempt municipal counterparts declined. (Money market securities were an exception to this interest rate pattern, however, because they are subject more to the Federal

Reserve Board's monetary-policy actions than to market forces. The yields of the shortest-term municipal and U.S. Treasury securities declined during the 12 months.) These disparate 12-month performances reflected a sea change in investors' risk tolerance, as well as the market's recognition of municipal bonds' exceptional value.

In November 2002, as the broad stock market rattled near bear-market lows, investors embarked on a "flight to quality," bidding up the prices of Treasuries. Over the next few months, successful combat operations in Iraq, as well as upbeat economic and corporate-profit reports, ignited a stock market rally, whetting an appetite for risk. In the bond market, corporate issues outperformed risk-free Treasuries for the full fiscal year, and in the stock market, volatile small-capitalization shares outperformed the broad U.S. stock market: The small-cap Russell 2000 Index climbed 36.3%, while the Wilshire 5000 Total Market Index returned 19.0%.

Although municipal securities are generally high-quality bonds, they benefited from the broader bond market's dynamics. When the fiscal year started, municipal securities were largely ignored, leaving them with tax-exempt yields that were very high relative to the yields of Treasuries. At the end of November 2002, a 10-year general- obligation municipal bond yielded 92% of what its Treasury counterpart offered, despite the muni's significant tax advantages. As investors were attracted to this disparity--bidding up munis and bidding down Treasuries-- the ratio declined to 82% at the end of November 2003--still high, but more typical of its historical level.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 2003
                                                     ONE         THREE      FIVE
                                                    YEAR         YEARS     YEARS
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                         5.2%          7.9%      6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                         6.7           7.2       5.7
Citigroup 3-Month Treasury Bill Index               1.1           2.4       3.6
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                    16.9%         -4.9%      0.2%
Russell 2000 Index (Small-caps)                    36.3           8.5       8.0
Wilshire 5000 Index (Entire marke                  19.0          -3.3       0.8
MSCI All Country World Index Free
 ex USA (International)                            27.1          -2.3       0.7
================================================================================
CPI
Consumer Price Index                                1.8%          2.0%      2.4%
--------------------------------------------------------------------------------

THE FUND'S TRADITIONAL VIRTUES WERE IN EVIDENCE

Among intermediate- to long-term municipal bonds--the focus of Vanguard Massachusetts Tax-Exempt Fund--yields declined steadily through the first half of the fiscal year, touching 12-month lows in late spring. During the second half, yields spiked in the summer, then drifted back below their year-end 2002 levels.

The approach of the fund's advisor--Vanguard Fixed Income Group--to the past year's market tumult was typically measured. The advisor made few changes to the composition of the Tax-Exempt Fund's high-quality portfolio. As of November 30, 2003, more than 70% of the portfolio was invested in securities with the highest credit rating, up slightly from a year earlier. Anticipating higher interest rates in coming months, the advisor trimmed the portfolio's duration, reducing the fund's price sensitivity to rate changes. This positioning produced a 6.7% total return for the fund--2.2 percentage points from capital growth and 4.5 from income. The Fixed Income Group's skilled management, combined with the fund's low operating costs, put the fund's result well ahead of its peer group's average return of 6.2%. (For a comparison of the expense ratio of Vanguard Massachusetts Tax-Exempt Fund with that of its average peer, please see the table on page 12.)

SKILLED MANAGEMENT, LOW COSTS, AND HIGH QUALITY ARE AN IMPRESSIVE TRIO

The same characteristics that explained our fund's strong relative performance in fiscal 2003 have contributed to its strong longer-term returns. The table below shows the average annual return of Vanguard Massachusetts Tax-Exempt Fund since its 1998 inception, as well as the return of its peer-group average. We also display the growth of hypothetical initial investments of $10,000 in the fund and its average peer.

From December 9, 1998, through November 30, 2003, the Massachusetts Tax-Exempt Fund's 0.7-percentage-point margin in average total return translated into an extra $463 in shareholder wealth on a $10,000 investment.

----------------------------------------------------------------------------------------------
TOTAL RETURNS                                 DECEMBER 9, 1998-NOVEMBER 30, 2003
----------------------------------------------------------------------------------------------
                         AVERAGE ANNUAL                       FINAL VALUE OF A $10,000
                           TOTAL RETURN                          INITIAL INVESTMENT
                     -----------------------                   ------------------------
                                     AVERAGE                             AVERAGE
                      VANGUARD     COMPETING              VANGUARD     COMPETING      VANGUARD
                          FUND          FUND                  FUND          FUND     ADVANTAGE
----------------------------------------------------------------------------------------------
Massachusetts
 Tax-Exempt Fund          5.3%          4.6%               $12,952       $12,489          $463
----------------------------------------------------------------------------------------------

BONDS ARE VITAL IN ANY ENVIRONMENT

Today, municipal bond yields are lower than they were a year ago, which makes continued declines in interest rates--and increases in bond prices--less likely. A strengthening economy also suggests that rates are more likely to rise than to fall.

In a sense, though, none of this matters. The primary reasons to invest in bonds are the same in any interest rate environment: diversification and income. Bond funds are an essential component of a well-balanced portfolio, helping you to meet your financial goals while keeping risk in check by counterbalancing your stock investments. A related, but different, reason to hold bond funds is that, over the long term, they generate virtually all of their returns from income, which is generally a less volatile source of return than capital growth. Changes in the share price of a bond fund--up or down--have relatively little impact on the fund's total return over a period of many years. Income, and the interest earned on the reinvestment of that income, are the long-term drivers of the fund's return.

I want to close this letter with an assurance that the reports of late trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, Vanguard shareholders can be confident both in the integrity of our excellent crew and in the virtues of our client-owned corporate structure--a structure that aligns our day-to-day efforts with your long-term financial goals. Thank you for entrusting us with your assets.


Sincerely,

/s/ JOHN J. BRENNAN
John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
DECEMBER 23, 2003

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE          NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                       DISTRIBUTIONS PER SHARE
                                                      --------------------------
                                   STARTING      ENDING       INCOME     CAPITAL
                                SHARE PRICE SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund        $10.05      $10.27       $0.443      $0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

During fiscal 2003, Vanguard Massachusetts Tax-Exempt Fund returned 6.7%, outperforming its peer-group average. Generally declining interest rates in the municipal bond market translated into a lower yield for the fund at fiscal year-end.

THE INVESTMENT ENVIRONMENT

Although growth was subdued in the first half of the period, the economy ground into gear as the fiscal year progressed. In the third quarter of calendar 2003, the nation's gross domestic product expanded at an annualized rate of 8.2%, a 20-year high. The job market, which was notably weak for much of the period, also began to improve. From September to November, the unemployment rate dropped
0.2 percentage point to 5.9%. Despite signs of economic acceleration, inflation remained remarkably tame. The Consumer Price Index rose just 1.8% in the 12 months ended November 30. The "core" CPI, which excludes volatile food and energy prices, was up just 1.1%.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The advisor believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a relatively high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.
--------------------------------------------------------------------------------

Amid the murky economic picture for much of the year, the Federal Reserve Board stood pat, at least until June, when it cut its target for the federal funds rate--the rate banks charge one another for overnight loans--by 25 basis points (0.25 percentage point) to 1.00%. As the year came to a close with the abundance of rosy reports, the Fed kept its target unchanged, though it did acknowledge that growth was accelerating. The Fed's cautious stance reflects its assessment that the economy's "upside" and "downside" prospects are roughly equal. Our view is that the economy will continue to expand, potentially pushing up interest rates.

FEW NEW ISSUES, GOOD RELATIVE VALUE MEANT A SOLID YEAR FOR MUNIS

Interest rates were volatile in both the municipal and U.S. Treasury markets, though the yields in each group generally moved in opposite directions. The yield of the 10-year Treasury note began the fiscal year at 4.21%, fell to a low of 3.11% on June 13, then rebounded to finish the period at 4.33%.

By contrast, the yield of the 10-year AAA general-obligation municipal bond fell during the year, declining 32 basis points to end the period at 3.55%. (On June 13, it was 2.85%.) The adjacent tables display 12-month changes in the yield curves of the municipal and Treasury markets. Both curves steepened, meaning that the difference between the yields of shorter- and longer-term securities increased.


----------------------------------------------------------------------------------------------
YIELDS OF MUNICIPAL BONDS
(AAA-RATED GENERAL-OBLIGATION ISSUES)
                                                                                        CHANGE
MATURITY                    NOV. 30, 2002             NOV. 30, 2003             (BASIS POINTS)
----------------------------------------------------------------------------------------------
2 years                             1.70%                     1.40%                        -30
5 years                              2.75                      2.39                        -36
10 years                             3.87                      3.55                        -32
30 years                             5.01                      4.72                        -29
----------------------------------------------------------------------------------------------
Source: The Vanguard Group.


----------------------------------------------------------------------------------------------
YIELDS OF U.S. TREASURY SECURITIES
                                                                                        CHANGE
MATURITY                    NOV. 30, 2002             NOV. 30, 2003             (BASIS POINTS)
----------------------------------------------------------------------------------------------
2 years                             2.06%                     2.04%                         -2
5 years                              3.27                      3.35                         +8
10 years                             4.21                      4.33                        +12
30 years                             5.04                      5.13                         +9
----------------------------------------------------------------------------------------------
Source: The Vanguard Group.

As the interest rate movements suggest, municipal bonds outperformed Treasuries; the declining yields meant higher prices for municipals. The low level of new municipal issuance and unusually good municipal bond values at the start of the fiscal year help explain the strong performance.

From January to November, the supply of new municipal bonds rose 4.6% from the same period a year earlier. If taxable municipal bonds are excluded, however, supply increased just 1.2%. (During 2003, the majority of taxable muni bonds were issued to help state and local governments fund shortfalls in their pension plans. The Massachusetts Tax-Exempt Fund owns no taxable municipal debt.) In Massachusetts, the rate of new issuance, including taxable debt, declined a substantial 27.4%, providing strong support for the price of Massachusetts debt. (Lower issuance reduces pressure on existing bonds' prices.)

During the past year, investors were also attracted by munis' "cheapness" relative to Treasuries, both in Massachusetts and generally. At the beginning of the fiscal year, a 10-year AAA general-obligation municipal bond yielded 92% of what a 10-year Treasury note paid-- high by historical levels. By year-end, with muni prices rising and Treasury prices declining, this ratio had declined to a more normal 82%.

LOW EXPENSES HELP ENSURE THAT OUR QUALITY STAYS HIGH

Despite the decline in longer-term interest rates, we reduced the Tax-Exempt Fund's duration (a measure of interest rate sensitivity). We don't consider the slightly higher yields available on longer-term bonds sufficient compensation for the risk that interest rates will rise in the coming year.

We made few changes to the Tax-Exempt Fund's credit profile, keeping it at its customary high level of quality. Our ability to maintain a high-quality portfolio while delivering a higher return than the average competing fund is a reflection of Vanguard's low expense ratios. There's no need to compromise quality in a quest for yield.

As municipal bond yields have declined, the always significant benefit of low expenses has become even more apparent. An expense ratio of 1.2% (typical among long-term tax-exempt funds) consumes almost one-fourth of the income generated by a bond portfolio yielding 5%. When market yields fall to 3.5%, the typical expense ratio looms much larger, consuming one-third of the available income.

Robert F. Auwaerter, PRINCIPAL
Christopher M. Ryon, PRINCIPAL

VANGUARD FIXED INCOME GROUP

DECEMBER 17, 2003

As of 11/30/2003                 FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.


MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                        COMPARATIVE        BROAD
                                               FUND          INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Issues                                176           9,054       47,482
Yield                                          3.5%              --           --
Yield to Maturity                             3.6%Y              --           --
Average Coupon                                 4.7%            5.2%         5.2%
Average Effective Maturity                5.9 years       9.9 years   13.8 years
Average Quality                                 AA+             AA+          AA+
Average Duration                          5.0 years       7.0 years    8.1 years
Expense Ratio                                 0.16%              --           --
Short-Term Reserves                             10%              --           --
--------------------------------------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)

AAA                                          73%
AA                                           18
A                                             3
BBB                                           6
------------------------------------------------
Total                                       100%
------------------------------------------------



------------------------------------------------
INVESTMENT FOCUS

CREDIT QUALITY                              High
AVERAGE MATURITY                            Long
------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                    COMPARATIVE                 BROAD
                      FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared             0.93                 1.00    0.96          1.00
Beta                  0.87                 1.00    1.01          1.00
--------------------------------------------------------------------------------


-----------------------------------------------
DISTRIBUTION BY MATURITY (% OF PORTFOLIO)

Under 1 Year                                 11%
1-5 Years                                    11
5-10 Years                                   64
10-20 Years                                  12
20-30 Years                                   2
------------------------------------------------
Total                                       100%
------------------------------------------------




* Lehman 10 Year Municipal Bond Index.
**Lehman Municipal Bond Index.
+ Before expenses.

Visit our website at VANGUARD.COM
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

As of 11/30/2003               PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.



MASSACHUSETTS TAX-EXEMPT FUND
-----------------------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE DECEMBER 9, 1998-NOVEMBER 30, 2003

  DATE    MA TAX-EXEMPT       LEHMAN MUNICIPAL          LEHMAN 10 YEAR     AVERAGE MA MUNICIPAL
                   FUND             BOND INDEX    MUNICIPAL BOND INDEX                DEBT FUND
-----------------------------------------------------------------------------------------------
199812            10000                  10000                   10000                    10000
199902            10059                  10068                   10055                    10037
199905             9986                  10048                   10006                     9992
199908             9721                   9860                    9849                     9712
199911             9662                   9861                    9920                     9627
200002             9648                   9858                    9905                     9593
200005             9754                   9962                    9988                     9672
200008            10401                  10528                   10563                    10212
200011            10555                  10667                   10679                    10343
200102            11028                  11074                   11090                    10734
200105            11118                  11172                   11166                    10777
200108            11605                  11601                   11582                    11236
200111            11498                  11601                   11558                    11189
200202            11666                  11832                   11817                    11348
200205            11772                  11898                   11899                    11388
200208            12160                  12325                   12366                    11806
200211            12139                  12335                   12329                    11760
200302            12518                  12739                   12748                    12132
200305            12941                  13131                   13217                    12491
200308            12571                  12712                   12710                    12064
200311            12952                  13156                   13178                    12489
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS
                                      PERIODS ENDED NOVEMBER 30, 2003
                                      -------------------------------
                                                                    FINAL VALUE
                                             ONE          SINCE     OF A $10,000
                                            YEAR      INCEPTION       INVESTMENT
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund              6.70%       5.34%             $12,952
Lehman Municipal Bond Index                6.65        5.67               13,156
Lehman 10 Year Municipal Bond Index        6.88        5.70               13,178
Average Massachusetts Municipal Debt Fund* 6.20        4.57               12,489
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 9, 1998-NOVEMBER 30, 2003
--------------------------------------------------------------------------------
                       MASSACHUSETTS                                   LEHMAN
                       TAX-EXEMPT FUND                                INDEX**
FISCAL                  CAPITAL           INCOME           TOTAL        TOTAL
YEAR                     RETURN           RETURN          RETURN       RETURN
--------------------------------------------------------------------------------
1999                      -7.5%             4.1%           -3.4%        -0.8%
2000                       3.8              5.4             9.2          7.7
2001                       3.9              5.0             8.9          8.2
2002                       0.8%             4.8%            5.6%         6.7%
2003                       2.2              4.5             6.7          6.9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                          SINCE INCEPTION
                                              ONE
                           INCEPTION DATE    YEAR    CAPITAL    INCOME     TOTAL
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund   12/9/1998   3.68%      0.56%     4.82%     5.38%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Lehman 10 Year Municipal Bond Index.

Note: See Financial Highlights table on page 22 for dividend information since inception. about your fund's expenses

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.


--------------------------------------------------------------------------------
                                 COST OF $10,000           FUND      PEER GROUP*
                              INVESTMENT IN FUND  EXPENSE RATIO    EXPENSE RATIO
--------------------------------------------------------------------------------
Massachusetts Tax-Exempt Fund                $17          0.16%            1.21%
--------------------------------------------------------------------------------
*Average  Massachusetts  Municipal Debt Fund.

The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.




You can find more information about the fund's expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

As of 11/30/2003                FINANCIAL STATEMENTS


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------

                                                                                         FACE          MARKET
                                                                 MATURITY               AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                        COUPON          DATE                (000)           (000)
--------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (102.8%)
--------------------------------------------------------------------------------------------------------------
Beverly MA GO                                         5.25%     11/1/2012 (1)          $ 1,925        $  2,179
Beverly MA GO                                         5.25%     11/1/2013 (1)            1,855           2,101
Boston MA Convention Center Rev.                      5.00%      5/1/2018 (2)            4,975           5,302
Boston MA GO                                          5.75%      2/1/2010 (Prere.)       1,955           2,272
Boston MA GO                                          5.00%      2/1/2018 (1)            3,765           4,014
Boston MA Special Obligation Rev.
 (Boston City Hosp.)                                  5.00%      8/1/2017 (1)            2,000           2,133
Boston MA Water & Sewer Comm. Rev.                    5.75%     11/1/2013                  540             626
Chelsea MA GO                                         5.50%     6/15/2009 (2)               90             104
Dudley Charlton MA Regional School Dist. GO          5.125%     6/15/2014 (3)            2,305           2,592
Duxbury MA BAN                                        2.50%     1/15/2004                2,588           2,593
Foxborough MA Stadium Infrastructure Improvement Rev. 5.75%      6/1/2025                2,500           2,738
Framingham MA Housing Auth. Mortgage Rev.             6.20%     2/20/2021                  900             992
Framingham MA Housing Auth. Mortgage Rev.             6.35%     2/20/2032                2,000           2,201
Holyoke MA Gas & Electric Dept. Rev.                  5.00%     12/1/2021 (1)            2,395           2,490
Littleton MA GO                                       5.00%     1/15/2022 (3)            1,280           1,347
Lynn MA GO                                            5.25%      6/1/2013 (2)            1,530           1,695
Malden MA GO                                          5.20%      8/1/2014 (1)            2,700           2,970
Malden MA GO                                          5.10%      8/1/2017 (1)            2,765           3,001
Marlborough MA GO                                     6.75%     6/15/2008 (3)            1,400           1,662
Mashpee MA GO                                        5.125%      2/1/2008 (1)(Prere.)    1,025           1,154
Mashpee MA GO                                         5.35%      2/1/2008 (1)(Prere.)    1,525           1,730
Massachusetts Bay Transp. Auth. Rev.                 5.875%      3/1/2004 (Prere.)       2,000           2,065
Massachusetts Bay Transp. Auth. Rev.                  7.00%      3/1/2009                2,000           2,417
Massachusetts Bay Transp. Auth. Rev.                  5.25%      7/1/2030                9,710          10,212
Massachusetts College Building Auth. Rev.             0.00%      5/1/2017 (10)           3,340           1,821
Massachusetts Dev. Finance Agency Rev. (Boston Univ. 5.375%     5/15/2039                1,575           1,585

--------------------------------------------------------------------------------------------------------------

                                                                                         FACE          MARKET
                                                                 MATURITY               AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                        COUPON          DATE                (000)           (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Dev. Finance Agency Rev.
 (Boston Univ.) VRDO                                  1.00%     12/1/2003 (10)         $ 5,000         $ 5,000
Massachusetts Dev. Finance Agency Rev.
 (Brooks School) VRDO                                 1.10%     12/8/2003 (1)            1,800           1,800
Massachusetts Dev. Finance Agency Rev.
 (College of Pharmacy and Allied Health Services)     5.75%      7/1/2033                1,000             987
Massachusetts Dev. Finance Agency Rev.
 (Deerfield Academy)                                  5.00%     10/1/2028                1,500           1,542
Massachusetts Dev. Finance Agency Rev.
 (Deerfield Academy)                                  5.00%     10/1/2033                2,000           2,046
Massachusetts Dev. Finance Agency Rev.
 (Jewish Philanthropies)                              5.25%      2/1/2022                2,750           2,931
Massachusetts Dev. Finance Agency Rev.
 (Mount Holyoke College)                              5.25%      7/1/2031                4,000           4,154
Massachusetts Dev. Finance Agency Rev.
 (Neville Communities)                                6.00%     6/20/2044                1,500           1,638
Massachusetts Dev. Finance Agency Rev.(Smith College) 5.75%      7/1/2010 (Prere.)       1,195           1,407
Massachusetts Dev. Finance Agency Rev.(Smith College) 5.75%      7/1/2010 (Prere.)       3,000           3,532
Massachusetts Dev. Finance Agency Rev.
 (Smith College) VRDO                                 1.12%     12/8/2003                4,700           4,700
Massachusetts Dev. Finance Agency Rev.(Suffolk Univ.) 5.85%      7/1/2029                2,000           2,045
Massachusetts Dev. Finance Agency Rev.
 (Western New England College)                       5.875%     12/1/2022                  600             605
Massachusetts Dev. Finance Agency Rev.
 (Western New England College)                       6.125%     12/1/2032                1,000           1,019
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                      5.55%      7/1/2019                1,000           1,025
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)                      5.65%      7/1/2029                1,500           1,518
Massachusetts Educ. Finance Auth. Educ. Loan Rev.     4.55%      7/1/2009 (2)            1,440           1,554
Massachusetts Educ. Finance Auth. Educ. Loan Rev.     4.65%      7/1/2010 (2)            1,085           1,167
Massachusetts Educ. Finance Auth. Educ. Loan Rev.     5.00%      1/1/2013 (2)            2,000           2,105
Massachusetts Educ. Finance Auth. Educ. Loan Rev.     5.30%      1/1/2016 (2)            3,000           3,145
Massachusetts Educ. Finance Auth. Educ. Loan Rev.     6.05%     12/1/2017 (1)            2,605           2,980
Massachusetts GAN                                    5.125%    12/15/2010                1,480           1,648
Massachusetts GAN                                     5.75%    12/15/2010                3,000           3,511
Massachusetts GAN                                    5.125%    12/15/2012                1,750           1,920
Massachusetts GO                                      5.50%      7/1/2005 (2)(Prere.)    3,500           3,765
Massachusetts GO                                      5.25%      9/1/2008                1,850           2,073
Massachusetts GO                                     5.625%      6/1/2010 (Prere.)       1,450           1,670
Massachusetts GO                                      5.75%      6/1/2010 (Prere.)       8,545           9,979
Massachusetts GO                                      5.25%      8/1/2018                1,195           1,324
Massachusetts GO                                      5.50%     10/1/2018                4,955           5,631
Massachusetts GO VRDO                                 1.11%     12/1/2003                4,700           4,700
Massachusetts GO VRDO                                 1.11%     12/1/2003                  300             300
Massachusetts GO VRDO                                 1.10%     12/8/2003                1,730           1,730
Massachusetts GO VRDO                                 1.15%     12/8/2003                  300             300
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Baystate Medical Center)                            5.75%      7/1/2033                5,000           5,171
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Berklee College of Music)                           5.00%     10/1/2017 (1)*           1,250           1,345

--------------------------------------------------------------------------------------------------------------

                                                                                         FACE          MARKET
                                                                 MATURITY               AMOUNT          VALUE*
                                                     COUPON          DATE                (000)           (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Medical Center)                              5.00%      7/1/2019 (1)          $    50        $     52
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Medical Center)                              5.00%      7/1/2029 (1)            2,000           2,025
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Boston Univ.) VRDO                                  1.04%     12/8/2003 LOC            2,700           2,700
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)                    6.75%      7/1/2016                2,000           2,065
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Dana Farber Cancer Project)                         6.25%     12/1/2022                3,850           4,044
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.)                                     5.125%     7/15/2037                7,000           7,213
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.) VRDO                                 1.06%     12/8/2003                3,100           3,100
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Lahey Clinic Medical Center)                       5.375%      7/1/2023 (1)            3,500           3,580
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Massachusetts General Hosp.)                        6.25%      7/1/2012 (2)              500             591
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Milford Whitinsville Hosp.)                         6.35%     7/15/2032                2,000           2,002
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Milton Hosp.)                                       5.50%      7/1/2010                  520             543
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Milton Hosp.)                                       5.50%      7/1/2016                1,735           1,733
Massachusetts Health & Educ. Fac. Auth. Rev. (MIT)    5.50%      7/1/2032                3,000           3,424
Massachusetts Health & Educ. Fac. Auth. Rev.
 (New England Medical Center Hosp.)                  5.375%     5/15/2014 (3)            3,000           3,325
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%      7/1/2011                2,080           2,256
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%      7/1/2012                2,850           3,070
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%      7/1/2014                1,000           1,065
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%      7/1/2015 (1)              390             425
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                         5.25%      7/1/2015                3,000           3,178
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)                        5.375%      7/1/2024 (1)            1,640           1,747
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Simmons College)                                    5.00%     10/1/2020 (3)            1,090           1,147
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Simmons College)                                    5.00%     10/1/2022 (3)            1,175           1,221
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Tufts Univ.)                                        5.25%     2/15/2030                2,000           2,076
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)   5.25%      7/1/2014 (2)            1,000           1,093
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)   6.50%      7/1/2021                5,000           5,209
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts Memorial Health Care Inc.)  6.625%      7/1/2032                1,000           1,025
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                            5.125%     10/1/2027 (3)            1,850           1,909

--------------------------------------------------------------------------------------------------------------

                                                                                         FACE          MARKET
                                                                 MATURITY               AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                        COUPON          DATE                (000)           (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                            5.875%     10/1/2029 (3)          $ 4,000         $ 4,517
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts)                            5.125%     10/1/2034 (3)            2,500           2,566
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts) VRDO                        1.08%     12/8/2003 LOC            3,700           3,700
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts/Worcester)                  5.125%     10/1/2023 (3)            1,000           1,037
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts/Worcester)                   5.25%     10/1/2031 (1)            4,000           4,175
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Wellesley College)                                  5.00%      7/1/2023                2,400           2,491
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Wellesley College) VRDO                             1.03%     12/1/2003                6,000           6,000
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Williams College)                                   5.00%      7/1/2028                1,000           1,020
Massachusetts Housing Finance Agency Housing Rev.     5.70%      7/1/2020 (2)            1,500           1,574
Massachusetts Housing Finance Agency Housing Rev.     5.80%      7/1/2030 (2)            1,500           1,567
Massachusetts Housing Finance Agency Housing Rev.
 (Rental Housing)                                     5.55%      7/1/2032 (4)            1,500           1,553
Massachusetts Housing Finance Agency Rev.
 (Housing Dev.)                                       5.05%      6/1/2010 (1)            1,000           1,055
Massachusetts Housing Finance Agency Rev.
 (Housing Dev.)                                       5.15%     12/1/2011 (1)            1,615           1,693
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                           5.15%     12/1/2012 (2)            1,610           1,677
Massachusetts Housing Finance Agency
 Single Family Housing Rev.                           5.65%      6/1/2031 (4)            1,660           1,708
Massachusetts Ind. Finance Agency Resource
 Recovery Rev. (Refusetech Inc.)                      6.30%      7/1/2005                4,875           4,981
Massachusetts Ind. Finance Agency Rev.
 (Babson College)                                    5.375%     10/1/2017                1,000           1,054
Massachusetts Ind. Finance Agency Rev.
 (BioMed Research Corp.)                              0.00%      8/1/2004                  520             516
Massachusetts Ind. Finance Agency Rev.
 (Buckingham Browne) VRDO                             1.05%     12/8/2003 LOC            5,400           5,400
Massachusetts Ind. Finance Agency Rev.
 (College of the Holy Cross)                          5.50%      3/1/2016 (1)            1,000           1,088
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                    5.00%      7/1/2010 (2)(Prere.)(ETM) 815             895
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                    5.25%      7/1/2012 (1)            2,975           3,333
Massachusetts Muni. Wholesale Electric Co.
 Power System Rev.                                    5.25%      7/1/2016 (1)            4,500           4,908
Massachusetts Port Auth. Rev.                         5.25%      7/1/2008 (4)            2,000           2,225
Massachusetts Port Auth. Rev.                         5.25%      7/1/2008                1,325           1,453
Massachusetts Port Auth. Rev.                         5.50%      7/1/2009 (4)            2,000           2,251
Massachusetts Port Auth. Rev.                         5.10%      7/1/2010                1,175           1,244
Massachusetts Port Auth. Rev.                         5.75%      7/1/2010                1,000           1,137
Massachusetts Port Auth. Rev.                         5.25%      7/1/2013 (1)            2,260           2,412
Massachusetts Port Auth. Rev.                        5.375%      7/1/2018                2,000           2,172
Massachusetts Port Auth. Rev.                         5.75%      7/1/2019                1,000           1,063

--------------------------------------------------------------------------------------------------------------

                                                                                         FACE          MARKET
                                                                 MATURITY               AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                        COUPON          DATE                (000)           (000)
--------------------------------------------------------------------------------------------------------------
Massachusetts Port Auth. Special Fac. Rev.
 (Delta Airlines Inc.)                                5.50%      1/1/2019 (2)          $ 3,000         $ 3,168
Massachusetts Special Obligation Rev.                 5.50%      6/1/2010 (2)            3,150           3,458
Massachusetts Special Obligation Rev.                 5.00%      6/1/2017                2,040           2,170
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              0.00%      1/1/2020 (1)            3,000           1,392
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              0.00%      1/1/2025 (1)            5,000           1,697
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              0.00%      1/1/2028 (1)            6,530           1,883
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)                              5.00%      1/1/2037 (1)            4,000           4,030
Massachusetts Water Pollution Abatement Trust         5.25%      8/1/2017                5,000           5,593
Massachusetts Water Pollution Abatement Trust        5.375%      8/1/2027                4,000           4,264
Massachusetts Water Pollution Abatement Trust         5.50%      8/1/2029                1,000           1,076
Massachusetts Water Pollution Abatement Trust         5.75%      8/1/2029                3,105           3,439
Massachusetts Water Resources Auth. Rev.              5.50%     11/1/2006 (3)(Prere.)      120             134
Massachusetts Water Resources Auth. Rev.              6.00%     12/1/2011 (3)            4,120           4,896
Massachusetts Water Resources Auth. Rev.              5.50%      8/1/2014 (4)            3,250           3,743
Massachusetts Water Resources Auth. Rev. VRDO         1.08%     12/1/2003 LOC            2,100           2,100
Massachusetts Water Resources Auth. Rev. VRDO         1.10%     12/8/2003 (3)            3,295           3,295
Massachusetts Water Resources Auth. Rev. VRDO         1.10%     12/8/2003 (2)              295             295
Narragansett MA Regional School Dist. GO              6.50%      6/1/2013 (2)            1,210           1,457
Pittsfield MA GO                                      5.00%     4/15/2018 (1)            1,000           1,075
Quabog MA Regional School Dist. GO                    5.50%      6/1/2018 (4)            1,355           1,519
Quabog MA Regional School Dist. GO                    5.50%      6/1/2019 (4)            1,355           1,518
Rail Connections Inc. Massachusetts Rev.              5.25%      7/1/2008 (ETM)            705             795
Rail Connections Inc. Massachusetts Rev.              5.30%      7/1/2009 (ETM)            340             388
Rail Connections Inc. Massachusetts Rev.              5.40%      7/1/2009 (Prere.)         520             605
Rail Connections Inc. Massachusetts Rev.              5.50%      7/1/2009 (Prere.)       1,175           1,372
Rail Connections Inc. Massachusetts Rev.              6.00%      7/1/2009 (Prere.)         570             680
Rail Connections Inc. Massachusetts Rev.              6.00%      7/1/2009 (Prere.)       1,030           1,230
Route 3 North Transp. Improvement Assoc.
 Massachusetts Lease Rev.                            5.375%     6/15/2010 (1)(Prere.)    2,500           2,866
Shrewsbury MA GO                                      5.00%     8/15/2013                1,030           1,140
Shrewsbury MA GO                                      5.00%     8/15/2017                1,900           2,051
Shrewsbury MA GO                                      5.00%     8/15/2018                3,185           3,413
Shrewsbury MA GO                                      5.00%     8/15/2019                1,000           1,065
Tantasqua MA Regional School Dist. GO                5.125%     8/15/2015 (4)            2,575           2,826
Univ. of Massachusetts Building Auth. Refunding Rev. 6.875%      5/1/2014                1,000           1,268
Univ. of Massachusetts Building Auth. Rev.            5.50%     11/1/2015 (2)            2,600           2,916
Univ. of Massachusetts Building Auth. Rev.            5.50%     11/1/2018 (2)            2,400           2,684
Univ. of Massachusetts Building Auth. Rev.           5.125%     11/1/2019                1,135           1,212
Westborough MA GO                                     5.00%    11/15/2008                3,460           3,868
Westfield MA GO                                       5.00%      5/1/2010 (3)(Prere.)    1,715           1,940
Worcester MA GO                                       5.50%     10/1/2009 (3)            1,000           1,149
Worcester MA GO                                       5.50%     8/15/2014 (3)            1,445           1,633
Worcester MA GO                                       5.75%      4/1/2015 (4)            1,000           1,150
Worcester MA GO                                       5.50%     8/15/2015 (3)            1,190           1,344
Worcester MA GO                                      5.625%     8/15/2016 (3)            1,640           1,872
Worcester MA GO                                       5.25%     8/15/2021 (3)            1,500           1,627

--------------------------------------------------------------------------------------------------------------

                                                                                         FACE          MARKET
                                                                 MATURITY               AMOUNT          VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                        COUPON          DATE                (000)           (000)
--------------------------------------------------------------------------------------------------------------
OUTSIDE MASSACHUSETTS:
Puerto Rico Electric Power Auth. Rev.                 5.25%      7/1/2013 (1)          $ 4,075         $ 4,648
Puerto Rico Electric Power Auth. Rev.                 5.50%      7/1/2017 (1)            5,000           5,797
Puerto Rico GO                                        5.50%      7/1/2014 (3)            5,000           5,811
Puerto Rico GO                                        5.50%      7/1/2019 (2)            2,500           2,894
Puerto Rico Govt. Dev. Bank VRDO                      1.01%     12/8/2003 (1)              400             400
Puerto Rico Highway & Transp. Auth. Rev.              5.50%      7/1/2012 (3)            5,080           5,881
Puerto Rico Housing Finance Corp. Home Mortgage Rev.  5.30%     12/1/2028                2,475           2,540
Puerto Rico Muni. Finance Agency                      5.00%      8/1/2013 (4)            3,900           4,327
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.25%      7/1/2014 (3)            5,000           5,702
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.    5.25%      7/1/2036                1,500           1,539
Puerto Rico Public Finance Corp.                      5.50%      8/1/2029                2,680           2,805
--------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $405,391)                                                                                       425,886
--------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.8%)
--------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                     7,113
Payables for Investment Securities Purchased                                                           (17,490)
Other Liabilities                                                                                       (1,264)
                                                                                                   -----------
                                                                                                       (11,641)
                                                                                                   -----------

--------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------
Applicable to 40,329,772 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)                                   $414,245
==============================================================================================================
NET ASSET VALUE PER SHARE                                                                               $10.27
==============================================================================================================
*See Note A in Notes to Financial Statements.
*Security segregated as initial margin for open futures contracts.
For key to abbreviations and other references, see page 19.


--------------------------------------------------------------------------------
                                                         AMOUNT             PER
                                                          (000)           SHARE
--------------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                        $397,256          $ 9.84
Undistributed Net Investment Income                          --              --
Accumulated Net Realized Losses                          (3,760)           (.09)
Unrealized Appreciation
  Investment Securities                                  20,495             .51
  Futures Contracts                                         254             .01
--------------------------------------------------------------------------------
NET ASSETS                                             $414,245          $10.27
================================================================================
See Note C in Notes to Financial Statements for the tax-basis components of net assets.



KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
CP--Commercial Paper.
FR--Floating Rate.
GAN--Grant Anticipation Note.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
IDR--Industrial Development Revenue Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
RAN--Revenue Anticipation Note.
TAN--Tax Anticipation Note.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
UFSD--Union Free School District.
USD--United School District.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.


Scheduled principal and interest payments are guaranteed by:
(1)--MBIA (Municipal Bond Insurance Association).
(2)--AMBAC (Ambac Assurance Corporation).
(3)--FGIC (Financial Guaranty Insurance Company).
(4)--FSA (Financial Security Assurance).
(5)--BIGI (Bond Investors Guaranty Insurance).
(6)--Connie Lee Inc.
(7)--FHA (Federal Housing Authority).
(8)--CapMAC (Capital Markets Assurance Corporation).
(9)--American Capital Access Financial Guaranty Corporation.
(10)--XL Capital Assurance Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC --Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                    YEAR ENDED NOVEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                              $17,804
--------------------------------------------------------------------------------
    Total Income                                                         17,804
--------------------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
  Investment Advisory Services                                               56
  Management and Administrative                                             490
  Marketing and Distribution                                                 65
  Custodian Fees                                                              5
  Auditing Fees                                                              14
  Shareholders' Reports and Proxies                                          15
--------------------------------------------------------------------------------
    Total Expenses                                                          645
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    17,159
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
Investment Securities Sold                                                2,049
Futures Contracts                                                          (374)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                  1,675
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                   6,584
  Futures Contracts                                                         113
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          6,697
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $25,531
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions --Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                                MASSACHUSETTS
                                                               TAX-EXEMPT FUND
                                                              ------------------
                                                         YEAR ENDED NOVEMBER 30,
--------------------------------------------------------------------------------
                                                           2003             2002
                                                          (000)            (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $ 17,159         $ 15,471
  Realized Net Gain (Loss)                               1,675           (4,316)
  Change in Unrealized Appreciation (Depreciation)       6,697            6,633
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
    Resulting from Operations                           25,531           17,788
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                (17,159)         (15,471)
  Realized Capital Gain                                      --               --
--------------------------------------------------------------------------------
    Total Distributions                                (17,159)         (15,471)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS 1
  Issued                                               118,373          153,125
  Issued in Lieu of Cash Distributions                  11,975           11,116
  Redeemed                                             (99,437)         (85,512)
 Net Increase(Decrease)from Capital Share Transactions  30,911           78,729
--------------------------------------------------------------------------------
Total Increase (Decrease)                               39,283           81,046
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                  374,962          293,916
--------------------------------------------------------------------------------
  End of Period                                       $414,245         $374,962
================================================================================
1 Shares Issued (Redeemed)
  Issued                                                11,599           15,292
  Issued in Lieu of Cash Distributions                   1,170            1,108
  Redeemed                                              (9,754)          (8,558)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Shares Outstanding          3,015            7,842
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and show net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

MASSACHUSETTS TAX-EXEMPT FUND
--------------------------------------------------------------------------------------------
                                                                               DEC. 9, 1998*
                                                   YEAR ENDED NOVEMBER 30,       TO NOV. 30,
                                                  -------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2003      2002    2001     2000      1999
--------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.05    $ 9.97   $9.60    $9.25    $10.00
--------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .443      .465    .476     .479      .420
  Net Realized and Unrealized Gain
    (Loss) on Investments                          .220      .080    .370     .350    (.750)
--------------------------------------------------------------------------------------------
 Total from Investment Operations                  .663      .545    .846     .829    (.330)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income           (.443)    (.465)  (.476)   (.479)    (.420)
  Distributions from Realized Capital Gains          --        --      --       --        --
--------------------------------------------------------------------------------
    Total Distributions                          (.443)    (.465)  (.476)   (.479)    (.420)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                   $10.27    $10.05   $9.97    $9.60    $ 9.25
============================================================================================
TOTAL RETURN                                      6.70%     5.58%   8.93%    9.25%    -3.38%
============================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $414      $375    $294     $183      $114
  Ratio of Total Expenses to Average Net Assets   0.16%     0.14%   0.16%    0.19%   0.20%**
  Ratio of Net Investment Income
    to Average Net Assets                         4.35%     4.63%   4.77%    5.15%   4.57%**
  Portfolio Turnover Rate                           24%       16%     26%      34%       39%
============================================================================================
*Inception.
**Annualized.





SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in
capital   contributions  to  Vanguard.  At  November  30,  2003,  the  fund  had
contributed   capital
of $66,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.07% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

For tax purposes, at November 30, 2003, the fund had available realized losses of $604,000 to offset future net capital gains through November 30, 2010.

The fund had realized losses totaling $2,902,000 through November 30, 2003, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2003, net unrealized appreciation of investment securities for tax purposes was $17,593,000, consisting of unrealized gains of $17,814,000 on securities that had risen in value since their purchase and $221,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2003, the aggregate settlement value of open futures contracts expiring through March 2004 and the related unrealized appreciation were:

--------------------------------------------------------------------------------------
                                                                     (000)
                                                     ---------------------------------
                                                     AGGREGATE              UNREALIZED
                               NUMBER OF LONG       SETTLEMENT            APPRECIATION
FUTURES CONTRACTS           (SHORT) CONTRACTS            VALUE          (DEPRECIATION)
--------------------------------------------------------------------------------------
30-Year U.S. Treasury Bond              (225)          $24,265                    $254
--------------------------------------------------------------------------------------

Unrealized appreciation on open futures contacts is required to be treated as realized gain for tax purposes.

D. During the year ended November 30, 2003, the fund purchased $113,190,000 of investment securities and sold $85,781,000 of investment securities, other than temporary cash investments.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Massachusetts Tax-Exempt Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Massachusetts Tax-Exempt Fund (the "Fund") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period December 9, 1998 (commencement of operations) through November 30, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 6, 2004




--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
(UNAUDITED) FOR VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

The fund designates 100% of its income dividends as exempt-interest dividends.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM
--------------------------------------------------------------------------------

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

* Find out how much to save for retirement and your children's college education-- by using our planning tools.

* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.

* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

* Look up fund price, performance history, and distribution information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

Log on to VANGUARD.COM to:

* See what you own (at Vanguard and elsewhere) and how your investments are doing.

*    Elect  to  receive  online  statements,   fund  reports  (like  this  one),
     prospectuses, and tax forms.

*    Analyze your portfolio's holdings and performance.

* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[VANGUARD SHIP LOGO]
THE VANGUARD GROUP(R)
POST OFFICE BOX 2600
VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  STATEMENT  OF  ADDITIONAL
INFORMATION, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q1680 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.